Provisions	12 Months Ended
Jun. 30, 2023
Samarco dam failure [member]
Statement [Line Items]
Provisions
4     Significant events – Samarco dam failure
On 5 November 2015, the Samarco Mineração S.A. (Samarco) iron ore operation in Minas Gerais, Brazil, experienced a tailings dam failure that resulted in a release of mine tailings, flooding the communities of Bento Rodrigues, Gesteira and Paracatu and impacting other communities downstream (the Samarco dam failure). Refer to section on ‘Samarco’ in the Operating and Financial Review.
Samarco is jointly owned by BHP Billiton Brasil Ltda (BHP Brasil) and Vale S.A. (Vale). BHP Brasil’s 50 per cent interest is accounted for as an equity accounted joint venture investment. BHP Brasil does not separately recognise its share of the underlying assets and liabilities of Samarco, but instead records the investment as one line on the balance sheet. Each period, BHP Brasil recognised its 50 per cent share of Samarco’s profit or loss and adjusted the carrying value of the investment in Samarco accordingly. Such adjustment continued until the investment carrying value was reduced to US$ nil, with any additional share of Samarco losses only recognised to the extent that BHP Brasil has an obligation to fund the losses. After applying equity accounting, any remaining carrying value of the investment is tested for impairment.
Any charges relating to the Samarco dam failure incurred directly by BHP Brasil or other BHP entities are recognised 100 per cent in the Group’s results.
The financial impacts of the Samarco dam failure on the Group’s income statement, balance sheet and cash flow statement for the year ended 30 June 2023 are shown in the tables below and have been treated as an exceptional item.

Financial impacts of Samarco dam failure	2023	2022	2021
	US$M	US$M	US$M
Income statement
Other income 1	–	–	34
Expenses excluding net finance costs:
Costs incurred directly by BHP Brasil and other BHP entities in relation to the Samarco dam failure 2	(103)	(66)	(46)
Profit/(loss) from equity accounted investments, related impairments and expenses:
Samarco impairment expense 3	–	–	(111)
Samarco dam failure provision 4	(256)	(595)	(1,015)
Fair value change on forward exchange derivatives 5	471	(81)	136

Profit/(loss) from operations	112	(742)	(1,002)
Net finance costs 6	(452)	(290)	(85)

Loss before taxation	(340)	(1,032)	(1,087)
Income tax benefit/(expense) 7	17	(31)	(71)

Loss after taxation	(323)	(1,063)	(1,158)

Balance sheet movement
Trade and other payables	(6)	(1)	(5)
Derivatives	337	(160)	136
Tax liabilities	17	(31)	(71)
Provisions	(260)	(629)	(741)

Net decrease/(increase) in liabilities	88	(821)	(681)

		2023		2022		2021
		US$M		US$M		US$M
Cash flow statement
Loss before taxation		(340)		(1,032)		(1,087)
Adjustments for:
Samarco impairment expense 3	–		–		111
Samarco dam failure provision 4	256		595		1,015
Fair value change on forward exchange derivatives 5	(471)		81		(136)
Proceeds of cash management related instruments	134		79		–
Net finance costs 6	452		290		85
Changes in assets and liabilities:
Trade and other payables	6		1		5

Net operating cash flows		37		14		(7)

Net investment and funding of equity accounted investments 8		(448)		(256)		(470)

Net investing cash flows		(448)		(256)		(470)

Net decrease in cash and cash equivalents		(411)		(242)		(477)

1	Proceeds from insurance settlements.

2	Includes legal and advisor costs incurred.

3	Impairment expense from working capital funding provided during the period.

4	US$(33) million (2022: US$691 million; 2021: US$836 million) change in estimate and US$289 million (2022: US$(96) million; 2021: US$179 million) exchange translation.

5
The Group enters into forward exchange contracts to limit the Brazilian reais exposure on the dam failure provision. While not applying hedge accounting, the fair value changes in the forward exchange instruments are recorded within Profit/(loss) from equity accounted investments, related impairments and expenses in the Income Statement.

6	Amortisation of discounting of provision.

7	Includes tax on forward exchange derivatives and other taxes incurred during the period.

8
Includes US$ nil (2022: US$ nil; 2021: US$(111) million) funding provided during the period and US$(448) million (2022: US$(256) million; 2021: US$(359) million) utilisation of the Samarco dam failure provision.

Equity accounted investment in Samarco
BHP Brasil’s investment in Samarco remains at US$ nil. No dividends have been received by
BHP Brasil from Samarco during the period and Samarco currently does not have profits available for distribution.
Provision related to the Samarco dam failure

		2023		2022
		US$M		US$M
At the beginning of the financial year		3,421		2,792
Movement in provision		260		629
Comprising:
Utilised	(448)		(256)
Adjustments charged to the income statement:
Change in cost estimate	(33)		691
Amortisation of discounting impacting net finance costs	452		290
Exchange translation	289		(96)

At the end of the financial year		3,681		3,421

Comprising:
Current		1,876		1,815
Non-current		1,805		1,606

At the end of the financial year		3,681		3,421

Samarco dam failure provision and contingencies
As at 30 June 2023, BHP Brasil has identified a provision and certain contingent liabilities arising as a consequence of the Samarco dam failure. The provision only reflects the future cost estimates associated with the delivery of programs set out in the Framework Agreement (see below).
Contingent liabilities will only be resolved when one or more uncertain future events occur or related impacts become capable of reliable measurement and, as such, determination of contingent liabilities disclosed in the financial statements requires significant judgement regarding the outcome of future events. A number of the claims below do not specify the amount of damages sought and, where this is
specified, amounts could change as the matter progresses.
Ultimately, future changes in all those matters for which a provision has been recognised
or
contingent liability disclosed could have a material adverse impact on BHP’s business, competitive position, cash flows, prospects, liquidity and shareholder returns.

The following table summarises the current status of significant ongoing matters relating to the Samarco dam failure, along with developments during the financial year, and the associated treatment in the Financial Statements:

Item	Provision	Contingent liability
Samarco dam failure – Framework Agreement	✔	X
On 2 March 2016, BHP Brasil, Samarco and Vale entered into a Framework Agreement with the Federal Government of Brazil, the states of Espirito Santo and Minas Gerais, and certain other public authorities to establish a foundation (Fundação Renova) that is developing and executing environmental and socio-economic programs (Programs) to remediate and provide compensation for damage caused by the Samarco dam failure (the Framework Agreement). Key programs include those for financial assistance and compensation of impacted persons and those for remediation of impacted areas and resettlement of impacted communities.

Samarco has primary responsibility for funding Fundação Renova with each of BHP Brasil and Vale having
secondary funding obligations in proportion to their 50 per cent shareholding in Samarco. While Samarco has recommenced operations, Samarco’s long-term cash flow generation remains highly sensitive to factors including returning to full production capacity, commodity prices and foreign exchange rates. Further, under the proposed resolution to the Samarco Judicial Reorganisation (refer to Samarco Judicial Reorganisation below), Samarco’s funding of Fundação Renova would be capped at US$1 billion for the period CY2024 to CY2030.

Given the proposed Sama
rc
o funding cap and uncertainty associated with Samarco’s long-term cash flow generation, BHP Brasil has recognised a provision reflecting the Group’s current best estimate of the costs to be incurred in completing the Programs under the Framework Agreement.

Uncertainty exists around the scope and cost of the programs, including as a result of ongoing legal actions in relation to the number of individuals eligible for compensation and the amount of damages to which they are entitled. Further, the provision reflects only the estimated cost of completing the Programs as the Group is unable to provide a range of possible outcomes or a reliable estimate of other existing or future claims (as outlined below).

Federal Public Prosecution Office claim	X	✔
BHP Brasil is among the defendants named in a claim brought by the Federal Public Prosecution Office on 3 May 2016, seeking R$155 billion (approximately US$32 billion) for reparation, compensation and moral damages in relation to the Samarco dam failure.

Under a Governance Agreement ratified on 8 August 2018, BHP Brasil, Samarco and Vale were to establish a process to renegotiate the Programs over two years with the Federal and State prosecutors to progress settlement of this claim.
 The Federal Public Prosecution Office claim was suspended from the date of ratification of the Governance Agreement and, although the suspension period has formally elapsed, no material development has occurred.

Since early CY2021, the parties have been engaging in negotiations to seek a settlement of obligations under the Framework Agreement and Federal Public Prosecution Office claim.
Outcomes of the negotiations are highly uncertain, and it is therefore not possible to provide a reliable estimate of potential outcomes and there is a risk that a negotiated outcome may be materially higher than the cost estimates of delivering the programs under the Framework Agreement.

BHP Brasil, Samarco and Vale maintain security, as required by the Governance Agreement, with the security currently comprising insurance bonds and a charge over certain Samarco assets.

Australian class action complaint	X	✔
BHP Group Limited is named as a defendant in a shareholder class action filed in the Federal Court of Australia on behalf of persons who acquired shares in BHP Group Limited on the Australian Securities Exchange (ASX) or shares in BHP Group Plc (now BHP Group (UK) Ltd) on the London Stock Exchange (LSE) and Johannesburg Stock Exchange (JSE) in periods prior to the Samarco dam failure.

The amount of damages sought is unspecified.

United Kingdom group action complaint	X	✔
BHP Group (UK) Ltd (formerly BHP Group Plc) and BHP Group Limited are named as defendants in group action claims for damages filed in the courts of England. These claims were filed on behalf of certain individuals, governments, businesses and communities in Brazil allegedly impacted by the Samarco dam failure.

The amount of damages sought in these claims is unspecified. A trial in relation to BHP’s liability for the dam failure is listed for October 2024.

In December 2022, the BHP defendants filed their defence and a contribution claim against Vale. The contribution claims contends that if BHP’s defence is not successful and the BHP defendants are ordered to pay damages to the claimants, Vale should contribute to any amount payable. Vale contested the jurisdiction of the English courts to determine this contribution claim, with the court dismissing Vale’s application on 7 August 2023. Subject to the outcome of any appeals by Vale in relation to jurisdiction and directions from the Court, the contribution claim will proceed in the UK.

Item	Provision	Contingent liability
Criminal charges	X	✔
The Federal Prosecutors’ Office has filed criminal charges against BHP Brasil, Samarco and Vale and certain employees and former employees of BHP Brasil (Affected Individuals) in the Federal Court of Ponte Nova, Minas Gerais.

BHP Brasil rejects outright the charges against the company and the Affected Individuals and is defending itself from all charges while fully supporting each of the Affected Individuals in their defence of the charges.

Civil public action commenced by Associations concerning the use of TANFLOC for water treatment	X	✔
The Vila Lenira Residents Association, State of Espirito Santo Rural Producers and Artisans Association, Colatina Velha Neighbourhood Residents Association, and United for the Progress of Palmeiras Neighbourhood Association have filed a lawsuit against Samarco, BHP Brasil and Vale and others, including the State of Minas Gerais, the State of Espirito Santo and the Federal Government.

The plaintiffs allege that the defendants carried out a clandestine study on the citizens of the locations affected by the Fundão Dam Failure, using TANFLOC – a tannin-based flocculant/coagulant – that is currently used for wastewater treatment applications. The plaintiffs claim that this product allegedly put the population at risk due to its alleged experimental qualities.

The plaintiffs are seeking multiple kinds of relief – material damages, moral damages, loss of profits – and that the defendants should pay for water supply in all locations where there is no water source other than the Doce River.

The defendants have presented their defences and the Court’s decision is still pending.

Other claims	X	✔
BHP Brasil is among the companies named as defendants in a number of legal proceedings initiated by individuals, non-governmental organisation
s
, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The other defendants include Vale, Samarco and Fundação Renova.

The lawsuits include claims for compensation, environmental reparation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including reparation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief.

In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against BHP Brasil and other BHP entities in Brazil or other jurisdictions.

Commitments
Under the terms of the Samarco joint venture agreement, BHP Brasil does not have an existing obligation to fund Samarco.
However, BHP Brasil has agreed to fund a total of up to US$915 million for the Fundação Renova programs during calendar year 2023. Any additional requests for funding or future investment provided would be subject to a future decision by BHP Brasil, accounted for at that time.

Samarco judicial reorganisation
Samarco filed for Judicial Reorganisation (JR) in April 2021, with the Second Business State Court for the Belo Horizonte District of Minas Gerais, State of Minas Gerais, Brazil (JR Court), after multiple enforcement actions taken by certain financial creditors of Samarco which threatened Samarco’s operations.
The JR is an insolvency proceeding that provides a means for Samarco to seek to restructure its financial debts and establish a stable financial position that allows Samarco to continue to rebuild its operations and strengthen its ability to meet its Fundação Renova related funding obligations. Samarco’s operations have continued during the JR proceeding.
On 31 May 2023, Samarco, BHP Brasil and Vale entered into a Restructuring Support Agreement (RSA) with certain Samarco financial creditors. The RSA outlines the proposed parameters for a restructure of Samarco’s financial debts, to be implemented through a consensual judicial reorganisation plan (Consensual Plan), subject to approval by the creditors of Samarco and ratification by the JR Court.
On 28 July 2023, Samarco and one of the financial creditors jointly filed the Consensual Plan with the JR Court, that aims at implementing and is consistent with the transactions contemplated in the RSA. Concurrent with the filing of the Consensual Plan, the parties also filed terms of adhesion that demonstrate approval of the Consensual Plan by the majority of Samarco’s creditors as required under Brazilian Bankruptcy Law.
Once ratified by the JR Court and confirmed by the United States Bankruptcy Court for the Southern District of New York, the Samarco debt restructure, including payments to Samarco employees and suppliers as stipulated in the Plan and the issuance of new debt instruments to financial creditors is expected to be executed in the first half of FY2024.
The proposed terms of the Plan are not expected to impact Fundação Renova’s ability to undertake the remediation and compensation Programs. Samarco’s funding of Renova is proposed to be capped at US$1 billion for the period CY2024 to CY2030. BHP Brasil has considered this proposed cap, along with Samarco’s long-term forecast cash flows, when determining the dam failure related
provision at 30 June 2023.

Key judgements and estimates
Judgements
The outcomes of litigation are inherently difficult to predict and significant judgement has been applied in assessing the likely outcome of legal claims and determining which legal claims require recognition of a provision or disclosure of a contingent liability. The facts and circumstances relating to these cases are regularly evaluated in determining whether a provision for any specific claim is required.
Management has determined that a provision can only be recognised for obligations under the Framework Agreement as at 30 June 2023. It is not yet possible to provide a range of possible outcomes or a reliable estimate of potential future exposures to BHP in connection to the contingent liabilities noted above, given their status.
Estimates
The provision for the Samarco dam failure reflects the Group’s estimate of the remaining costs to complete Programs under the Framework Agreement and requires the use of significant judgements, estimates and assumptions. Based on current estimates, it is expected that approximately 85 per cent of remaining costs for Programs under the Framework Agreement will be incurred by June 2025, largely attributable to the finalisation of the resettlement program and closure of the Novel system (application system for impacted individuals to lodge compensation claims)
.
While the provision has been measured based on the latest information available as at 30 June 2023, changes in facts and circumstances are likely in future reporting periods and may lead to material revisions to these estimates. However, it is currently not possible to determine what facts and circumstances may change, therefore revisions in future reporting periods due to the key estimates and factors outlined below cannot be reliably measured.
The key estimates that may have a material impact upon the provision in the next and future reporting periods include the:

•	number of people eligible for financial assistance and compensation and the corresponding amount of expected compensation; and

•	costs to complete key infrastructure programs.
The provision may also be affected by factors including but not limited to:

•
potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of further technical analysis, community participation required under the Governance Agreement and rulings made by the Federal Court;

•	the outcome of ongoing negotiations with State and Federal Prosecutors, including review of Fundação Renova’s Programs as provided in the Governance Agreement;

•	actual costs incurred;

•	updates to discount and foreign exchange rates; and

•	the outcomes of Samarco’s judicial reorganisation and resolution of uncertainty in respect of the nature and extent of Samarco’s long-term cash generation.
In addition, the provision may be impacted by decisions in, or resolution of, existing and potential legal claims in Brazil and other jurisdictions, including the outcome of the United Kingdom group action and the negotiations seeking a definitive and substantive settlement of the obligations under the Framework Agreement and the R$155 billion (approximately US$32 billion) Federal Public Prosecution Office claim.
Outcomes of the negotiations are highly uncertain and it is therefore not possible to provide a reliable estimate of potential outcomes.
Given these factors, future actual cash outflows may differ from the amounts currently provided and changes to any of the key assumptions and estimates outlined above could result in a material impact to the provision in the next and future reporting periods.

The following section includes disclosure of amounts recognised or disclosed by Samarco in its financial statements for matters to which Samarco (and not the Group) is a party.

Samarco

Dam failure related provision and contingencies

In addition to its obligations under the Framework Agreement as at 30 June 2023, Samarco has recognised a provision of US$0.4 billion (30 June 2022: US$0.3 billion), based on currently available information. The magnitude, scope and timing of these additional costs are subject to a high degree of uncertainty and Samarco has indicated that it anticipates that it will incur future costs beyond those provided. These uncertainties are likely to continue for a significant period and changes to key assumptions could result in a material change to the amount of the provision in future reporting periods. Any such unrecognised obligations are therefore contingent liabilities and, at present, it is not practicable to estimate their magnitude or possible timing of payment. Accordingly, it is also not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures at this time.

Samarco is also named as a defendant in a number of other legal proceedings initiated by individuals, non-governmental
organisations, corporations and governmental entities in Brazilian Federal and State courts following the Samarco dam failure. The lawsuits include claims for compensation, environmental rehabilitation and violations of Brazilian environmental and other laws, among other matters. The lawsuits seek various remedies including rehabilitation costs, compensation to injured individuals and families of the deceased, recovery of personal and property losses, moral damages and injunctive relief. In addition, government inquiries and investigations relating to the Samarco dam failure have been commenced by numerous agencies of the Brazilian government and are ongoing. Given the status of proceedings it is not possible to provide a range of possible outcomes or a reliable estimate of total potential future exposures to Samarco.

Additional lawsuits and government investigations relating to the Samarco dam failure could be brought against Samarco.

Samarco insurance

Samarco has standalone insurance policies in place with Brazilian and global insurers. Insurers’ loss adjusters or claims representatives continue to investigate and assist with the claims process for matters not yet settled. As at 30 June 2023, an insurance receivable has not been recognised by Samarco in respect of ongoing matters.

Samarco commitments

At 30 June 2023, Samarco has commitments of US$1.0 billion (30 June 2022: US$0.7 billion). Following the dam failure, Samarco invoked force majeure clauses in a number of long-term contracts with suppliers and service providers to suspend contractual obligations.

Samarco non-dam failure related provisions and contingent liabilities

The following
non-dam
failure related matters
pre-date
and are unrelated to the Samarco dam failure. Samarco is currently contesting both of these matters in the Brazilian courts. Given the status of these tax matters, the timing of resolution and potential economic outflow for Samarco is uncertain.

Brazilian Social Contribution Levy

Samarco has received tax assessments for the alleged
non-payment
of Brazilian Social Contribution Levy for the calendar years 2007-2014. Based on its assessment of currently available information as at 30 June 2023, Samarco recognised gross provisions of US$1.1 billion, US$0.9 billion net of US$0.2 billion court deposits paid (30 June 2022: nil) and disclosed contingent liabilities of US$0.2 billion (30 June 2022: US $1.2 billion). As at 30 June 2023, BHP Brasil’s 50% share of the impact of the provision recognised by Samarco is reflected in the Group’s equity accounting for Samarco.

Brazilian corporate income tax rate

Samarco has received tax assessments
, and disclosed contingent liabilities
,
for alleged incorrect calculation of Corporate Income Tax (IRPJ) in respect of the 2000-2003 and 2007-2014 income years totalling approximately US$1.1 billion (30 June 2022: US$0.9 billion).

Provision for dividends and other liabilities [member]
Statement [Line Items]
Provisions
20    Provisions for dividends and other liabilities
The disclosure below excludes closure and r
e
habilitation provisions (refer to note 15 ‘Closure and rehabilitation provisions’), employee benefits, restructuring and post-retirement employee benefits provisions (refer to note 27 ‘Employee benefits, restructuring and post-retirement employee benefits provisions’) and provisions related to the Samarco dam failure (refer to note 4 ‘Significant events – Samarco dam failure’).

	2023	2022
	US$M	US$M
At the beginning of the financial year	674	581
Acquisition of subsidiaries and operations 1	61	–
Dividends determined	13,420	17,720
Charge/(credit) for the year:
Underlying	156	493
Discounting	2	1
Exchange variations	(161)	122
Released during the year	(62)	(48)
Utilisation	(35)	(96)
Dividends paid	(13,268)	(17,851)
Divestment and demerger of subsidiaries and operations	–	(146)
Transfers and other movements	(18)	(102)

At the end of the financial year	769	674

Comprising:
Current	384	356
Non-current	385	318

1	Relates to the acquisition of OZL on 2 May 2023. Refer to note 29 ‘Business combinations’ for more information.